UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Consent Solicitation Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to �240.14a-12

MAGYAR BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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(4)	Date Filed: N/A

400 Somerset Street
New Brunswick, NJ 08901

January 17, 2008

Dear Magyar Bancorp, Inc. Stockholder:

The 2008 Annual Stockholders Meeting for Magyar Bancorp, Inc. will be held at 2:00 P.M., Eastern Standard Time on February 27, 2008 at the Hyatt Regency New Brunswick, Two Albany Street, New Brunswick, New Jersey 08901. The Annual Meeting is for the purpose of considering and acting upon:

1.            the election of three directors of Magyar Bancorp, each to serve for a three-year period;

2.            the ratification of the appointment of Grant Thornton LLP as Magyar Bancorp’s independent registered public accounting firm for the year ending September 30, 2008; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other such business. Stockholders of record at the close of business on January 2, 2008 are the stockholders entitled to vote at the Annual Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

This year we are furnishing proxy materials to our stockholders over the internet. You may access the following proxy materials at  http://www.cfpproxy.com/5946: (i) Notice of the Annual Meeting, (ii) the 2007 Annual Report to Stockholders and (iii) the Annual Meeting Proxy Statement.

If you would like a paper copy of the proxy materials mailed to you, you may request one:

•            by calling 800-951-2405 (please have handy your Stockholder Control Number, which is printed at the bottom of this notice), or

•            by sending an email to fulfillment@rtco.comand by inserting your Stockholder Control Number in the subject line, or

•            by making your request online at http://www.cfpproxy.com/5946and inserting your Stockholder Control Number when prompted.

You will have the opportunity to make your request for paper copies apply to all future annual stockholder meetings (which you may later revoke at any time) or only for the 2008 Annual Stockholders Meeting.

Shortly, you will receive by mail a proxy card. The proxy card will contain an internet site address and a telephone number that you can use to vote your shares. If you wish to execute your proxy by internet or by telephone, you will need your Stockholder Control Number. You are not required to provide any personal information, other than the Stockholder Control Number, to execute a proxy. Alternatively, if you wish to vote by mail, simply cast your vote on the proxy card you receive and mail it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence of your ownership of Magyar Bancorp, Inc. common stock as of the close of business on the record date.

Stockholder Control Number

IMPORTANT NOTICE
REGARDING THE
AVAILABILITY OF PROXY
MATERIALS
FOR THE STOCKHOLDER
MEETING TO BE HELD ON
FEBRUARY 27, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Annual Meeting Proxy Statement and 2007 Annual Report to Stockholders are available at http://www.cfpproxy.com/5946.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed in this notice on or before February 13, 2008 to facilitate timely delivery.